Exhibit 10.35

ENPHASE ENERGY, INC.

AMENDED AND RESTATED VOTING AGREEMENT

This Amended and Restated Voting Agreement (this “Agreement”) is made and entered into as of March 15, 2010, (the “Effective Date”) by and among Enphase Energy, Inc., a Delaware corporation (the “Company”), the parties listed on Exhibit A attached hereto (the “Investors”) and the parties listed on Exhibit B attached hereto (the “Stockholders”). The Investors and the Stockholders are sometimes hereinafter collectively referred to as the “Holders.”

RECITALS

A. Certain of the Investors (the “Prior Investors”) were parties to that certain Voting Agreement by and among such Prior Investors and the Company dated April 24, 2009, as amended on June 23, 2009 (the “Prior Agreement”), which set forth the Prior Investors’ agreements and understandings with respect to how shares of the Company’s capital stock held by them should be voted on certain matters.

B. Concurrently herewith, certain Investors are purchasing from the Company shares of its Series E Preferred Stock (the “Purchased Shares”) pursuant to a Series E Preferred Stock Purchase Agreement dated of even date herewith between the Company and the Investors, as amended from time to time (the “Purchase Agreement”).

C. The Company, the Stockholders, and the Investors (including the Prior Investors) desire to enter into this Agreement in order to amend, restate and replace their rights and obligations under the Prior Agreement with the rights and obligations set forth in this Agreement. Section 9.13 of the Prior Agreement provides that the Prior Agreement may be amended by the written consent of the holders of (i) 60% of the issued and outstanding shares of Preferred Stock, voting together as a class on an as-converted basis held by the Investors, or their permitted assignees and (ii) at least a majority of the Company’s Common Stock held by the Stockholders, and the undersigned parties to this Agreement hold the requisite number of shares to amend the Prior Agreement.

AGREEMENT

NOW THEREFORE, in consideration of the above recitals and the mutual covenants made herein, the parties hereby agree as follows.

1. CAPITAL STOCK. The Holders expressly agree that the terms and restrictions of this Agreement shall apply to all shares of capital stock (including, but without limitation, all classes of common, preferred, voting and nonvoting capital stock) of the Company which any of them now owns or hereafter acquires by any means, including without limitation by purchase, assignment, conversion of convertible securities or operation of law, or as a result of any stock dividend, stock split, reorganization, reclassification, whether voluntary or involuntary, or other similar transaction, and to any shares of capital stock of any successor in interest of the Company, whether by sale, merger, consolidation or other similar transaction, or by purchase, assignment or operation of law (the “Company Stock”).

2. ELECTION OF BOARD OF DIRECTORS.

2.1 Voting; Board Composition. Subject to the rights of the Stockholders of the Company to remove a director for cause in accordance with applicable law, during the term of this Agreement, each Holder agrees to vote (or consent pursuant to an action by written consent of the stockholders of the Company) all Company Stock now or hereafter directly or indirectly owned of record or beneficially by such Holder, or to cause such shares of Company Stock to be voted, in such manner as may be necessary under the Company’s Amended and Restated Certificate of Incorporation, as the same may be amended, or amended and restated, hereafter (the “Restated Certificate”) to elect and maintain in office as members of the Company’s Board of Directors (the “Board”), the following seven (7) individuals:

(a) One (1) individual designated from time to time in a writing delivered to the Company and signed by Bay Partners XI, L.P. or any affiliated fund (collectively, “Bay”) (the “Series E Designee”);

(b) One (1) individual designated from time to time in a writing delivered to the Company and signed by Madrone Partners, L.P. or any affiliated fund (collectively, “Madrone”) (the “Series D Designee”);

(c) One (1) individual designated from time to time in a writing delivered to the Company and signed by RockPort Capital Partners II, L.P. or any affiliated fund (collectively, “Rockport”) (the “Series C Designee”);

(d) One (1) individual designated from time to time in a writing delivered to the Company and signed by ThirdPoint LLC or any affiliated fund (the “Series B Designee”);

(e) Two (2) individuals designated from time to time in a writing delivered to the Company and signed by Stockholders who, at the time in question, hold shares of issued and outstanding Common Stock of the Company representing a majority of the voting power of all issued and outstanding shares of Common Stock of the Company then held by all Stockholders (the “Stockholders’ Designees”), provided that one of the Stockholders’ Designees shall always be the Company’s then-current Chief Executive Officer; and

(f) One (1) individual designated by unanimous agreement of the other directors then serving (the “Independent Director”).

For purposes of this Agreement: (i) any individual who is designated for election to the Board pursuant to the foregoing provisions of this Section 2.1 is referred to below as a “Board Designee”; and (ii) any individual, entity, or group of individuals and/or entities who has the right to designate one (1) or more Board Designees for election to the Board pursuant to the foregoing provisions of this Section 2.2 is referred to below as a “Designator” or as “Designators,” as applicable.

2.2 Initial Board Members. The initial Series E Designee shall be Sandesh Patnam; the initial Series D Designee shall be Jameson J. McJunkin; the initial Series C Designee shall be Stoddard Wilson; the initial Series B Designee shall be Robert Schwartz; the initial Stockholders’ Designees shall be Paul Nahi and Raghuveer Belur; the Independent Director will be designated following the Effective Date.

2.3 Changes in Board Designees. From time to time during the term of this Agreement, a Designator or Designators may, in their sole discretion:

(a) elect to remove from the Board any incumbent Board Designee who occupies a Board seat for which such Designator or Designators are entitled to designate the Board Designee under Section 2.2; and/or

(b) designate a new Board Designee for election to a Board seat for which such Designator or Designators are entitled to designate the Board Designee under Section 2.2 (whether to replace a prior Board Designee or to fill a vacancy in such Board seat);

provided such removal and/or designation of a Board Designee is approved in a writing signed by Designators who are entitled to designate such Board Designee under Section 2.1, in which case such election to remove a Board Designee and/or elect a new Board Designee will be binding on all such Designators. In the event of such a removal and/or designation of a Board Designee under this Section 2.3, the Holders shall vote their shares of the Company Stock as provided in Section 2.1 to cause: (a) the removal from the Board of the Board Designee or Designees so designated for removal by the appropriate Designators or Designators; and (b) the election to the Board of any new Board Designee or Designees so designated for election to the Board by the appropriate Designator or Designators.

2.4 Notice; Covenant to Vote in Accord. The Company shall promptly give each of the Holders written notice of any change in composition of the Board and of any proposal by a Designator or Designators to remove or elect a new Board Designee as described in this Section 2 above. In any election of directors pursuant to this Section 2, the Holders shall vote their shares of Company Stock in a manner sufficient to elect to the Board the individuals to be elected thereto as provided in this Section 2.

3. BOARD OBSERVERS. The Investors who, at the time in question, hold a majority of the outstanding shares of Series B Preferred Stock (the “Series B Designators”) shall be entitled to designate two individuals reasonably acceptable to the Company (each, an “Observer”) and RockPort shall be entitled to designate one Observer, each to receive prior notice of and attend all meetings of the Board in a nonvoting capacity. The Company shall give the Observers copies of all notices, minutes, consents and other material that it provides to its directors, provided, however, that the Company reserves the right to exclude any Observer from access to any material or meeting or portion thereof if necessary to protect highly confidential trade secret information or if the Company believes based upon advice from counsel that such exclusion is reasonably necessary to preserve attorney-client privilege. Observers may participate in discussions of matters brought to the Board but shall not be entitled to vote. Each of the parties entitled to designate an observer hereunder shall designate, and may replace, its Observer with or without cause in its sole discretion by providing written notice to the Company, provided that any replacement Observer shall be reasonably acceptable to the Company. An observer designated by Applied Ventures, LLC (“Applied Ventures”) pursuant to that certain letter from the Company to Applied Ventures dated January 14, 2008, shall be considered one of the Observers designated by the Series B Designators pursuant to this Section 3 and such letter shall continue to govern the rights of such observer. The first of the two Observers designated by the Series B Designators shall initially be the Applied Ventures designee, and the second will be designated following the Effective Date. The initial Observer of RockPort shall be Abe Yokell.

4. DRAG-ALONG RIGHT.

4.1 Definitions.

(a) A “Sale of the Company” shall mean either: (a) a transaction or series of related transactions in which a person or entity, or a group of related persons or entities acquires from stockholders of the Company shares representing more than 50% of the out-standing voting power of the Company (a “Stock Sale”); or (b) a transaction that qualifies as a Change of Control pursuant to the Restated Certificate;

(b) An “IPO” shall mean the first underwritten sale of Common Stock of the Company to the public pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933, as amended; and

(c) Either of (a) or (b) above may be referred to as a “Qualifying Transaction.”

4.2 Actions to be Taken. In the event that the Board and the holders of at least 85% of the outstanding shares of Common Stock and Preferred Stock, voting together as a single class on an as-converted basis (the “85% Investors”) approve a Sale of the Company or an IPO in writing specifying that this Section 4 shall apply to such Qualifying Transaction, then the Company shall provide written notice of such approval (the “Drag-Along Notice”) to each Holder and each Holder hereby agrees:

(a) if the Qualifying Transaction requires the approval of the stockholders, to vote (in person, by proxy or by action by written consent, as applicable), with respect to all Company Stock that such Holder owns or over which such Holder otherwise exercises voting power, in favor of such Qualifying Transaction and to vote in opposition to any and all other proposals that could reasonably be expected to delay or impair the ability of the Company to consummate the Qualifying Transaction;

(b) if the Qualifying Transaction is a Stock Sale, to sell the same proportion of shares of capital stock of the Company beneficially held by such Holder as is being sold by the 85% Investors to the person or entity to whom the 85% Investors propose to sell their Company Stock, and, except as permitted in Section 4.4 below, on the same terms and conditions as the 85% Investors;

(c) to execute and deliver all related documentation and take such other action in support of the Qualifying Transaction as shall reasonably be requested by the Company or the 85% Investors in order to carry out the terms and provision of this Section 4, including without limitation executing and delivering instruments of conveyance and transfer, and any purchase agreement, merger agreement, indemnity agreement, escrow agreement, consent, waiver, governmental filing, share certificates duly endorsed for transfer (free and clear of impermissible liens, claims and encumbrances), and any similar or related documents;

(d) not to deposit, and to cause its affiliates not to deposit, except as provided in this Agreement, any voting securities of the Company owned by such Holder or affiliate in a voting trust or subject any such voting securities to any arrangement or agreement with respect to the voting of such securities, unless specifically requested to do so by the acquirer in connection with the Sale of the Company or by an underwriter in connection with an IPO;

(e) to refrain from exercising any dissenters’ rights or rights of appraisal under applicable law at any time with respect to such Sale of the Company; and

(f) to grant any other necessary consents or approvals reasonably determined by the Board to be necessary in order to effect a Qualifying Transaction.

4.3 Drag-Along Notice. Each Drag-Along Notice required by Section 4.2 shall include reasonable details of the Qualifying Transaction including any written consent of stockholders, stockholder resolutions, agreement, instrument or other document that the Holders are required to execute together with all exhibits, attachments and schedules thereto.

4.4 Exceptions. Notwithstanding the forgoing, a Holder will not be required to comply with Section 4.2 above in connection with any specific Sale of the Company (the “Proposed Sale”) unless:

(a) any representations and warranties to be made by such Holder in connection with the Proposed Sale are limited to (1) representations and warranties related to authority, ownership of the Shares held by such Holder and the ability to convey title to such Shares, including but not limited to representations and warranties that (i) the Holder holds all right, title and interest in and to the Company’s securities such Holder purports to hold, free and clear of all liens and encumbrances, (ii) the obligations of the Holder in connection with the transaction have been duly authorized, if applicable, (iii) the documents to be entered into by the Holder have been duly executed by the Holder and delivered to the acquirer and are enforceable against the Holder in accordance with their respective terms, and (iv) neither the execution and delivery of documents to be entered into in connection with the transaction, nor the performance of the Holder’s obligations thereunder, will cause a breach or violation of the terms of any agreement, law or judgment, order or decree of any court or governmental agency; and (2) such other standard and customary representations and warranties made by stockholders in connection with a Sale of the Company;

(b) the Holder shall not be liable for the inaccuracy of any representation or warranty made by any other Person in connection with the Proposed Sale, other than the Company;

(c) the liability for indemnification, if any, of such Holder in the Proposed Sale and for the inaccuracy of any representations and warranties made by the Company in connection with such Proposed Sale, is several and not joint with any other Person, and is pro rata in accordance with the portion of the proceeds received by such Holder in the Sale of the Company;

(d) liability shall be limited to the amount of consideration actually paid to such Holder in connection with such Proposed Sale, except with respect to (i) representations and warranties of such Holder related to authority, ownership of the Shares held by such Holder and the ability to convey title to such Shares, (ii) any covenants made by such Holder with respect to confidentiality or voting related to the Proposed Sale or (iii) claims related to fraud or willful breach by such Holder, the liability for which need not be limited; and

(e) upon the consummation of the Proposed Sale, (i) each holder of a series of Preferred Stock will receive the same amount of consideration per share of such series of Preferred Stock, and (ii) each holder of Common Stock will receive the same amount of consideration per share of Common Stock.

5. REMEDIES.

5.1 Irrevocable Proxy. Each Holder hereby constitutes and appoints the Chief Executive Officer of the Company as the proxy of the Holder with respect to the matters set forth herein, including without limitation, election of persons as members of the Board in accordance with Section 2 of this Agreement and votes regarding any Qualifying Transaction pursuant to Section 4 of this Agreement, and hereby authorizes each of them to represent and to vote, if and only if the Holder attempts to vote (whether by proxy, in person or by written consent), or to fail to vote, in a manner which is inconsistent with the terms of this Agreement, all of such Holder’s Company Stock in favor of the election of persons as members of the Board determined pursuant to and in accordance with the terms and provisions of this Agreement or approval of any Qualifying Transaction pursuant to and in accordance with the terms and provisions of Section 4 of this Agreement. The proxy granted pursuant to the immediately preceding sentence is given in consideration of the agreements and covenants of the Company and the Holders in connection with the transactions contemplated by this Agreement and, as such, is coupled with an interest and shall be irrevocable unless and until this Agreement terminates or expires pursuant to Section 8 hereof. Each Holder hereby revokes any and all previous proxies with respect to the Shares and shall not hereafter, unless and until this Agreement terminates or expires pursuant to Section 8 hereof, purport to grant any other proxy or power of attorney with respect to any of the Company Stock, deposit any of the Company Stock into a voting trust or enter into any agreement (other than this Agreement), arrangement or understanding with any person, directly or indirectly, to vote, grant any proxy or give instructions with respect to the voting of any of the Company Stock, in each case, with respect to any of the matters set forth herein.

5.2 Specific Enforcement. Each Holder acknowledges and agrees that each Holder will be irreparably damaged in the event any of the provisions of this Agreement are not performed by the Holders in accordance with their specific terms or are otherwise breached. Accordingly, it is agreed that each of the Company and the Holders shall be entitled to an injunction to prevent breaches of this Agreement and to specific enforcement of this Agreement and its terms and provisions in any action instituted in any court of the United States or any state having subject matter jurisdiction.

5.3 Remedies Cumulative. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

6. TRANSFEREES; LEGENDS ON CERTIFICATES.

6.1 Effect on Transferees. Each and every transferee or assignee of any shares of Company Stock from any Holder shall be bound by and subject to the terms and conditions of this Agreement that are applicable to the transferor or assignor of such shares, and the Company shall require, as a condition precedent to the transfer of any Company Stock subject to this Agreement, that the transferee agrees in writing to be bound by, and subject to, all the terms and conditions of this Agreement.

6.2 Legend. The Holders agree that all Company share certificates now or hereafter held by them that represent Company Stock subject to this Agreement will be stamped or otherwise imprinted with a legend to read as follows:

THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO AGREEMENTS AND RESTRICTIONS WITH REGARD TO THE VOTING OF SUCH SHARES AND THEIR TRANSFER, AS PROVIDED IN THE PROVISIONS OF A VOTING AGREEMENT, A COPY OF WHICH IS ON FILE IN THE OFFICE OF THE SECRETARY OF THE COMPANY.

7. ENFORCEMENT OF AGREEMENT. Each of the Holders acknowledge and agree that any breach by any of them of this Agreement shall cause the other Holders irreparable harm which may not be adequately compensable by money damages. Accordingly, in the event of a breach or threatened breach by a Holder of any provision of this Agreement, the Company and each other Holder shall each be entitled to seek the remedies of specific performance, injunction or other preliminary or equitable relief, including the right to compel any such breaching Holder, as appropriate, to vote such Holder’s shares of capital stock of the Company in accordance with the provisions of this Agreement, without having to prove irreparable harm or actual damages. The foregoing right shall be in addition to such other rights or remedies as may be available to the Company or any Holder for any such breach or threatened breach, including but not limited to the recovery of money damages.

8. TERM. This Agreement shall commence on the Effective Date and shall terminate upon the first to occur of the following:

(a) The execution by (i) Investors holding 60% of the voting power of all the Company’s then issued and outstanding Preferred Stock (voting together as a class on an as-converted basis) held by such Investors, and (ii) Stockholders holding a majority of the voting power of the Company’s then issued and outstanding Common Stock held by such Stockholders, of a written agreement to terminate this Agreement; or

(b) The consummation of a Qualifying Transaction (regardless of whether the Drag-Along provisions of Section 4 apply to such transaction).

9. GENERAL PROVISIONS.

9.1 Notices. Any and all notices required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Agreement on the earliest of the following: (i) at the time of personal delivery, if delivery is in person; (ii) at the time of transmission by facsimile, addressed to the other party at its facsimile number specified herein (or hereafter modified by subsequent notice to the parties hereto), with confirmation of receipt made by both telephone and printed confirmation sheet verifying successful transmission of the facsimile; (iii) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (iv) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries. All notices for delivery outside the United States will be sent by facsimile or by express courier. All notices not delivered personally or by facsimile will be sent with postage and/or other charges prepaid and properly addressed to the party to be notified at the address or facsimile number as follows, or at such other address or facsimile number as such other party may designate by one of the indicated means of notice herein to the other parties hereto as follows:

(a) if to an Investor, at such Investor’s address or facsimile number set forth on Exhibit A hereto;

(b) if to the Company, marked “Attention: President”, at 201 1st Street, Suite 300, Petaluma, CA 94952;

(c) if to a Stockholder, at such Stockholder’s address or facsimile number set forth on Exhibit B hereto.

9.2 Entire Agreement. This Agreement and the documents referred to herein, together with all the Exhibits hereto, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersede any and all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

9.3 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to that body of laws pertaining to conflict of laws.

9.4 Severability. If any provision of this Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement. Notwithstanding the forgoing, if the value of this Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then both parties agree to substitute such provision(s) through good faith negotiations.

9.5 Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their successors and assigns, any rights or remedies under or by reason of this Agreement.

9.6 Successors And Assigns. Except as otherwise provided in this Agreement, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives.

9.7 Titles and Headings. The titles, captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise specifically stated, all references herein to “sections” and “exhibits” will mean “sections” and “exhibits” to this Agreement.

9.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.

9.9 Costs And Attorneys’ Fees. In the event that any action, suit or other proceeding is instituted concerning or arising out of this Agreement or any transaction contemplated hereunder, the prevailing party shall recover all of such party’s costs and attorneys’ fees incurred in each such action, suit or other proceeding, including any and all appeals or petitions therefrom.

9.10 Adjustments for Stock Splits, Etc. Wherever in this Agreement there is a reference to a specific number of shares of Common Stock or Preferred Stock of the Company of any class or series, then, upon the occurrence of any subdivision, combination or stock dividend of such class or series of stock, the specific number of shares so referenced in this Agreement shall automatically be proportionally adjusted to reflect the affect on the outstanding shares of such class or series of stock by such subdivision, combination or stock dividend.

9.11 Further Assurances. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.

9.12 Facsimile Signatures. This Agreement may be executed and delivered by facsimile and upon such delivery the facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other party.

9.13 Amendment and Waivers. This Agreement may be amended only by a written agreement executed by the Company and the holders of at least (i) 60% of the issued and outstanding shares of Preferred Stock, voting together as a class on an as-converted basis held by the Investors, or their permitted assignees, and (ii) by the holders of at least a majority of the Company’s Common Stock held by the Stockholders, provided, that any amendment that treats any Stockholder in a materially adverse manner that is different than any other Stockholder will require the separate approval of such Stockholder. Any amendment effected in accordance with this section will be binding upon all parties hereto and each of their respective successors and assigns. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance. No waiver granted under this Agreement as to any one provision herein shall constitute a subsequent waiver of such provision or of any other provision herein, nor shall it constitute the waiver of any performance other than the actual performance specifically waived.

[Signature pages follow]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Voting Agreement as of the date first written above.

THE COMPANY

ENPHASE ENERGY, INC.

Name:	/s/ Paul Nahi
By:	Paul Nahi
Title:	President and CEO

Address:	201 1st Street, Suite 300
Petaluma, California 94952

SIGNATURE PAGE TO THE AMENDED AND RESTATED VOTING AGREEMENT

OF ENPHASE ENERGY, INC.

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Voting Agreement as of the date first written above.

INVESTORS:.

By:	/s/ Paul Nahi
Paul Nahi

By:	/s/ Raghuveer Belur
Raghuveer Belur

By:	/s/ Martin Fornage
Martin Fornage

By:
Andrew Nichols

By:	/s/ John Nichols
John Nichols

By:
William Orenstein

By:
Paul Elliot

SIGNATURE PAGE TO THE AMENDED AND RESTATED VOTING AGREEMENT

OF ENPHASE ENERGY, INC.

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Voting Agreement as of the date first written above.

THE INVESTORS:

BAY PARTNERS XI, L.P.

By: Bay Management Company XI, LLC, General Partner

By:	Neal Dempsey
Neal Dempsey, Manager

BAY PARTNERS XI PARALLEL FUND, L.P.

By: Bay Management Company XI, LLC, General Partner

By:	Neal Demspey
Neal Demspey, Manager

Address:    490 South California Avenue, Suite 200

Palo Alto, CA 94306

SIGNATURE PAGE TO THE AMENDED AND RESTATED VOTING AGREEMENT

OF ENPHASE ENERGY, INC.

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Voting Agreement as of the date first written above.

THE INVESTORS:

MADRONE PARTNERS, L.P.

By: Madrone Capital Partners, LLC, its general partner

By:	/s/ Jameson McJunkin
Name:	Jameson McJunkin
Title:	Managing Member

Address:    3000 Sand Hill Road

Building 1, Suite 150

Menlo Park, CA 94025

SIGNATURE PAGE TO THE AMENDED AND RESTATED VOTING AGREEMENT

OF ENPHASE ENERGY, INC.

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Voting Agreement as of the date first written above.

THE INVESTORS:

ROCKPORT CAPITAL PARTNERS II, L.P.

By: RockPort Capital II, L.L.C., its General Partner

By:	/s/ Stoddard Wilson
Name:	Stoddard Wilson
Title:	Managing Member

Address:    c/o RockPort Capital

160 Federal Street

18th Floor

Boston, MA 02110-1700

SIGNATURE PAGE TO THE AMENDED AND RESTATED VOTING AGREEMENT

OF ENPHASE ENERGY, INC.

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Voting Agreement as of the date first written above.

THE INVESTORS:

THIRD POINT PARTNERS QUALIFIED L.P.

THIRD POINT PARTNERS L.P.

THIRD POINT OFFSHORE MASTER FUND L.P.

THIRD POINT ULTRA MASTER FUND L.P.

By:	Third Point LLC

By:	/s/ James P Gallagher
Name:	James P Gallagher
Title:	CAO

Address:    c/o Third Point LLC

390 Park Ave., 18th Floor

New York, NY 10022

Attn: James P. Gallagher

SIGNATURE PAGE TO THE AMENDED AND RESTATED VOTING AGREEMENT

OF ENPHASE ENERGY, INC.

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Voting Agreement as of the date first written above.

THE INVESTORS:

APPLIED VENTURES LLC

By:	/s/ J. Christopher Moran
Name:	J. Christopher Moran
Title:	Vice President, General Manager

Address:    c/o Applied Materials, Inc.

3050 Bowers Avenue

Santa Clara. CA 95054-3299

SIGNATURE PAGE TO THE AMENDED AND RESTATED VOTING AGREEMENT

OF ENPHASE ENERGY, INC.

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Voting Agreement as of the date first written above.

INVESTORS:

JOHN F. NICHOLS REVOCABLE TRUST,

UNDER AGREEMENT DATED JUNE 12,1998

By:	/s/ John F. Nichols
Name:	John F. Nichols
Title:	Trustee

SIGNATURE PAGE TO THE AMENDED AND RESTATED VOTING AGREEMENT

OF ENPHASE ENERGY, INC.

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Voting Agreement as of the date first written above.

INVESTORS:

By:	/s/ Daniel Loeb
Daniel Loeb

SIGNATURE PAGE TO THE AMENDED AND RESTATED VOTING AGREEMENT

OF ENPHASE ENERGY, INC.

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Voting Agreement as of April 5, 2010.

INVESTORS:

Flextronics International USA, Inc., a California corporation

By:	/s/ Donald Standley
Name:	Donald Standley
Title:	Vice President, Director of Tax

SIGNATURE PAGE TO THE AMENDED AND RESTATED VOTING AGREEMENT

OF ENPHASE ENERGY, INC.

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Voting Agreement as of April 5, 2010.

INVESTORS:

PCG CLEAN ENERGY & TECHNOLOGY FUND LLC

By:	/s/ Mark A. Nydam
Name:	Mark A. Nydam
Title:	Managing Director

By:	/s/ Kara Boone King
Name:	Kara Boone King
Title:	Managing Director

PCG CLEAN ENERGY & TECHNOLOGY FUND (EAST) LLC

By:	/s/ Mark A. Nydam
Name:	Mark A. Nydam
Title:	Managing Director

By:	/s/ Kara Boone King
Name:	Kara Boone King
Title:	Managing Director

Address: 1200 Prospect Street, Suite 200

La Jolla, CA 92037

SIGNATURE PAGE TO THE AMENDED AND RESTATED VOTING AGREEMENT

OF ENPHASE ENERGY, INC.

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Voting Agreement as of March 30, 2010.

INVESTORS:

G&W VENTURES, LLC

By:	/s/ William C. White
Name:	William C. White
Title:	Manager

Address:      201 1st Street, Suite 100

    Petaluma, CA 94952

SIGNATURE PAGE TO THE AMENDED AND RESTATED VOTING AGREEMENT

OF ENPHASE ENERGY, INC.

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Voting Agreement as of the date first written above.

INVESTORS:

DONALD & MAUREEN GREEN LIVING TRUST

By:	/s/ Donald Green
Name:	Donald Green
Title:	Trustees

Address:      950 Shiloh Vista

    Santa Rosa, CA 95403

SIGNATURE PAGE TO THE AMENDED AND RESTATED VOTING AGREEMENT

OF ENPHASE ENERGY, INC.

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Voting Agreement as of April 5, 2010.

INVESTORS:

By:	/s/ Jim Carstensen
Jim Carstensen

By:	/s/ Robert Schwartz
Robert Schwartz

By:	/s/ Timothy Lash
Timothy Lash

By:	/s/ David Fisher
David Fisher

By:
William Orenstein

By:
Tom Birdsall and Rebecca Green

By:
Ellen Schwab

SIGNATURE PAGE TO THE AMENDED AND RESTATED VOTING AGREEMENT

OF ENPHASE ENERGY, INC.

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Voting Agreement as of March 31, 2010.

INVESTORS:

By:
Jim Carstensen

By:
Robert Schwartz

By:
Timothy Lash

By:
David Fisher

By:	/s/ William Orenstein
William Orenstein

By:
Tom Birdsall and Rebecca Green

By:
Ellen Schwab

SIGNATURE PAGE TO THE AMENDED AND RESTATED VOTING AGREEMENT

OF ENPHASE ENERGY, INC.

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Voting Agreement as of March 30, 2010.

INVESTORS:

By:
Jim Carstensen

By:
Robert Schwartz

By:
Timothy Lash

By:
David Fisher

By:
William Orenstein

By:	/s/ Tom Birdsall and Rebecca Green
Tom Birdsall and Rebecca Green

By:
Ellen Schwab

SIGNATURE PAGE TO THE AMENDED AND RESTATED VOTING AGREEMENT

OF ENPHASE ENERGY, INC.

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Voting Agreement as of April 1, 2010.

INVESTORS:

By:
Jim Carstensen

By:
Robert Schwartz

By:
Timothy Lash

By:
David Fisher

By:
William Orenstein

By:
Tom Birdsall and Rebecca Green

By:	/s/ Ellen Schwab
Ellen Schwab

SIGNATURE PAGE TO THE AMENDED AND RESTATED VOTING AGREEMENT

OF ENPHASE ENERGY, INC.

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Voting Agreement as of May 21, 2010.

INVESTORS:

CONTRA COSTA CAPITAL, LLC

By:	/s/ Stephan Segouin
Name:	Stephan Segouin
Title:	Vice President

SIGNATURE PAGE TO THE AMENDED AND RESTATED VOTING AGREEMENT

OF ENPHASE ENERGY, INC.

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Voting Agreement as of May 21, 2010.

INVESTORS:

KPCB HOLDINGS, INC., AS NOMINEE

By:	/s/ John Denniston
Name:	John Denniston
Title:	Senior Vice President

SIGNATURE PAGE TO THE AMENDED AND RESTATED VOTING AGREEMENT

OF ENPHASE ENERGY, INC.

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Voting Agreement as of the date first written above.

STOCKHOLDERS:

/s/ Raghuveer Belur
Raghuveer Belur

/s/ Martin Fornage
Martin Fornage

/s/ Paul Nahi
Paul Nahi

SIGNATURE PAGE TO THE AMENDED AND RESTATED VOTING AGREEMENT

OF ENPHASE ENERGY, INC.

Exhibit A

Investors

Bay Partners XI, L.P.
Bay Partners XI Parallel Fund, L.P.
Madrone Partners, L.P.
RockPort Capital Partners II, LP
Third Point Partners Qualified L.P.
Third Point Partners L.P.
Third Point Offshore Master Fund L.P.
Third Point Ultra Master Fund L.P.
TGI Holdings, LLC
James A. Stern Trust F/B/O Peter Stern
James A. Stern Trust F/B/O David Stern
Thomas G. Mendell
Emil Meshberg
Applied Ventures, LLC
ATEL Ventures, Inc. as Trustee
Raghuveer Belur
Tom Birdsall and Rebecca Green
Martin Fornage
G&W Ventures
Donald and Maureen Green Living Trust
Michael Hatfield
J. Rick Johnston
Ted Lord
Steve Milborrow
William Orenstein
Ellen Schwab
Redstone Investments LLC
J. Steve Sheppard
F&W Investments LLC – Series 2006
Daniel Loeb
Timothy Lash
Robert Schwartz
Brian Hamel
Ray Moser
David Fisher
Restatement of James H. Carstensen 1995 Revocable Trust dated, March 13, 2000
Ed Falsetti
Paul Nahi
John F. Nichols Revocable Trust, under Agreement dated June 12, 1998
Andrew Nichols
PCG Clean Energy & Technology Fund LLC
PCG Clean Energy & Technology Fund (East) LLC
Paul Elliot & Mary E. Elliot
Flextronics International USA, Inc., a California corporation
Contra Costa Capital, LLC
KPCB Holdings, as nominee

Exhibit B

Stockholders

Raghuveer Belur

Martin Fornage

Paul Nahi

Paul B. Nahi and Sheila B.Nahi, as Trustees of the Kayla Nahi Trust u/a/d December 21, 2009

Paul B. Nahi and Sheila B.Nahi, as Trustees of the Skylar Lisle Nahi Trust u/a/d December 21, 2009

ENPHASE ENERGY, INC.

AMENDMENT NO. 1 TO VOTING AGREEMENT

This Amendment No. 1 to Voting Agreement (this “Amendment”) is made as of May 21, 2010, by and among Enphase Energy, Inc., a Delaware corporation (the “Company”), the investors listed on Schedule A hereto (the “Investors”) and the stockholders listed on Schedule B hereto (the “Stockholders”), and amends that certain Amended and Restated Voting Agreement dated March 15, 2010 by and among the Company, the Investors and the Stockholders (the “Voting Agreement”).

RECITALS

WHEREAS, the Company and the Investors entered into the Voting Agreement in connection with the previous sale and issuance of the Company’s Series E Preferred Stock pursuant to the Series E Preferred Stock Purchase Agreement dated March 15, 2010;

WHEREAS, the Company and the Investors are entering into an Amendment No. 1 to Series E Preferred Stock Purchase Agreement of even date herewith (the “Series E Amendment”) pursuant to which the Company will sell, and certain purchasers will purchase, up to an aggregate of 25,735,293 additional shares of the Company’s Series E Preferred Stock (the “Series E Preferred”);

WHEREAS, in connection with the sale and issuance of the Series E Preferred, the Company and the Investors desire to amend the Voting Agreement to increase the number of members of the Company’s Board of Directors and to make certain other changes as provided herein; and

WHEREAS, pursuant to Section 9.13 of the Voting Agreement, this Amendment is being executed by the Company and Investors holdings at least (i) 60% of the outstanding shares of Preferred Stock held by the Investors, and (ii) a majority of the Common Stock held by all Stockholders, thereby permitting the Voting Agreement to be amended by this Amendment.

NOW, THEREFORE, for and in consideration of the mutual promises and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:

AGREEMENT

1. Section 2.1 of the Voting Agreement is amended and restated to read in its entirety as follows:

“2.1 Voting; Board Composition. Subject to the rights of the Stockholders of the Company to remove a director for cause in accordance with applicable law, during the term of this Agreement, each Holder agrees to vote (or consent pursuant to an action by written consent of the stockholders of the Company) all Company Stock now or hereafter directly or indirectly owned of record or beneficially by such Holder, or to cause such shares of Company Stock to be voted, in such manner as may be necessary under the Company’s Amended and Restated Certificate of Incorporation, as the same may be amended, or amended and restated, hereafter (the “Restated Certificate”) to elect and maintain in office as members of the Company’s Board of Directors (the “Board”), the following eight (8) individuals:

(a) One (1) individual designated from time to time in a writing delivered to the Company and signed by KPCB Holdings, Inc., as nominee (“KPCB”) (the “KPCB Series E Designee”);

(b) One (1) individual designated from time to time in a writing delivered to the Company and signed by Bay Partners XI, L.P. or any affiliated fund (collectively, “Bay”) (the “Bay Series E Designee”);

(c) One (1) individual designated from time to time in a writing delivered to the Company and signed by Madrone Partners, L.P. or any affiliated fund (collectively, “Madrone”) (the “Series D Designee”);

(d) One (1) individual designated from time to time in a writing delivered to the Company and signed by RockPort Capital Partners II, L.P. or any affiliated fund (collectively, “Rockport”) (the “Series C Designee”);

(e) One (1) individual designated from time to time in a writing delivered to the Company and signed by ThirdPoint LLC or any affiliated fund (the “Series B Designee”);

(f) Two (2) individuals designated from time to time in a writing delivered to the Company and signed by Stockholders who, at the time in question, hold shares of issued and outstanding Common Stock of the Company representing a majority of the voting power of all issued and outstanding shares of Common Stock of the Company then held by all Stockholders (the “Stockholders’ Designees”), provided that one of the Stockholders’ Designees shall always be the Company’s then-current Chief Executive Officer; and

(g) One (1) individual designated by unanimous agreement of the other directors then serving (the “Independent Director”).

For purposes of this Agreement: (i) any individual who is designated for election to the Board pursuant to the foregoing provisions of this Section 2.1 is referred to below as a “Board Designee”; and (ii) any individual, entity, or group of individuals and/or entities who has the right to designate one (1) or more Board Designees for election to the Board pursuant to the foregoing provisions of this Section 2.2 is referred to below as a “Designator” or as “Designators,” as applicable.”

2. Section 2.2 of the Voting Agreement is amended and restated to read in its entirety as follows:

“2.2 Initial Board Members. The initial KPCB Series E Designee shall be Ben Kortlang; the initial Bay Series E Designee shall be Neal Dempsey; the initial Series D Designee shall be Jameson J. McJunkin; the initial Series C Designee shall be Stoddard Wilson; the initial Series B Designee shall be Robert Schwartz; the initial Stockholders’ Designees shall be Paul Nahi and Raghuveer Belur; the Independent Director will be designated following the Effective Date.”

3. Section 4.1(b) of the Voting Agreement is amended and restated to read in its entirety as follows:

“(b) An “IPO” shall mean the first underwritten sale of Common Stock of the Company to the public pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933, as amended, covering the offer and sale of the Common Stock of the Company for the account of the Company in which the aggregate public offering price (before deduction of underwriters’ discounts and commissions) of the shares sold by the Company equals or exceeds Thirty Million Dollars ($30,000,000) and the public offering price of which is not less than $0.68 per share (as adjusted for stock splits, stock dividends, reclassifications and the like); and”

4. Section 4.4(e) of the Voting Agreement is amended and restated to read in its entirety as follows:

“(e) upon the consummation of the Proposed Sale, (i) each holder of a series of Preferred Stock will receive the same amount of consideration per share of such series of Preferred Stock, (ii) each holder of Common Stock will receive the same amount of consideration per share of Common Stock and (iii) the aggregate consideration receivable by all holders of the Preferred Stock and Common Stock shall be allocated among the holders of Preferred Stock and Common Stock on the basis of the relative liquidation preferences to which the holders of each respective series of Preferred Stock and the holders of Common Stock are entitled in a Change of Control (assuming for this purpose that the Proposed Sale is a Change of Control) in accordance with the Restated Certificate in effect immediately prior to the Proposed Sale.”

5. Section 9.13 of the Voting Agreement is amended and restated to read in its entirety as follows:

“9.13 Amendment and Waivers. This Agreement may be amended only by a written agreement executed by the Company and the holders of at least (i) 60% of the issued and outstanding shares of Preferred Stock, voting together as a class on an as-converted basis held by the Investors, or their permitted assignees, and (ii) by the holders of at least a majority of the Company’s Common Stock held by the Stockholders, provided, that any amendment that treats any Stockholder in a materially adverse manner that is different than any other Stockholder will require the separate approval of such Stockholder and provided further, that (a) Section 2.1(a) may not be amended, terminated or waived without the prior written consent of KPCB, (b) Section 4 may not be amended, terminated or waived without the prior written consent of the holders of 60% of the issued and outstanding shares of Series E Preferred Stock held by the Investors, voting as a separate series and (c) Section 9.13(ii)(a) may not be amended, terminated or waived without the prior written consent of KPCB and Section 9.13(ii)(b) may not be amended, terminated or waived without the prior written consent of the holders of 60% of the issued and outstanding shares of Series E Preferred Stock held by the Investors, voting as a separate series. Any amendment effected in accordance with this section will be binding upon all parties hereto and each of their respective successors and assigns. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance. No waiver granted under this Agreement as to any one provision herein shall constitute a subsequent waiver of such provision or of any other provision herein, nor shall it constitute the waiver of any performance other than the actual performance specifically waived.”

6. Effectiveness; Prior Amendment; Continuity of Terms. This Amendment shall be effective when executed by the Company and by the Investors holding at least (i) 60% of the outstanding shares of Preferred Stock held by the Investors, and (ii) a majority of the Common Stock held by all Stockholders. All the other terms and provisions of the Voting Agreement shall remain in full force and effect.

7. Counterparts. This Amendment may be executed in counterparts all of which together shall constitute one and the same instrument.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

THE COMPANY:

ENPHASE ENERGY, INC.

By:	/s/ Paul Nahi
Name:	Paul Nahi
Title:	President and CEO

ENPHASE ENERGY, INC.

AMENDMENT TO VOTING AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

INVESTORS:

By:	/s/ Paul Nahi
Paul Nahi

By:	/s/ Raghuveer Belur
Raghuveer Belur

By:	/s/ Martin Fornage
Martin Fornage

ENPHASE ENERGY, INC.

AMENDMENT TO VOTING AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

STOCKHOLDERS:

/s/ Raghuveer Belur
Raghuveer Belur

/s/ Martin Fornage
Martin Fornage

/s/ Paul Nahi
Paul Nahi

ENPHASE ENERGY, INC.

AMENDMENT TO VOTING AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

INVESTORS:

ROCKPORT CAPITAL PARTNERS II, L.P.

By: RockPort Capital II, L.L.C., its General Partner

By:	/s/ Stoddard Wilson
Name:	Stoddard Wilson
Title:	Managing Member

Address: c/o RockPort Capital

160 Federal Street

18th Floor

Boston, MA 02110-1700

ENPHASE ENERGY, INC.

AMENDMENT TO VOTING AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

INVESTORS:

BAY PARTNERS XI, L.P.

By: Bay Management Company XI, LLC, General Partner

By:	/s/ Neal Dempsey
Name:	Neal Dempsey
Title:	Senior Manager

BAY PARTNERS XI PARALLEL FUND, L.P.

By: Bay Management Company XI, LLC, General Partner

By:	/s/ Neal Dempsey
Name:	Neal Dempsey
Title:	Senior Manager

Address:  490 South California Avenue, Suite 200

    Palo Alto, CA 94306

ENPHASE ENERGY, INC.

AMENDMENT TO VOTING AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

INVESTORS:

THIRD POINT PARTNERS QUALIFIED L.P.

THIRD POINT PARTNERS L.P.

THIRD POINT OFFSHORE MASTER FUND L.P.

THIRD POINT ULTRA MASTER FUND L.P.

By:	Third Point LLC

By:	/s/ James P Gallagher
Name:	James P Gallagher
Title:	CAO

Address:	c/o Third Point LLC
390 Park Ave., 18th Floor
New York, NY 10022
Attn: James P. Gallagher

ENPHASE ENERGY, INC.

AMENDMENT TO VOTING AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

INVESTORS:

MADRONE PARTNERS, L.P.

By: Madrone Capital Partners, LLC, its General Partner

By:	/s/ Jameson McJunkin
Name:	Jameson McJunkin
Title:	Managing Partner

Address:	3000 Sand Hill Road
Building 1, Suite 150
Menlo Park, CA 94025

ENPHASE ENERGY, INC.

AMENDMENT TO VOTING AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

INVESTORS:

PCG CLEAN ENERGY & TECHNOLOGY FUND LLC

By:	/s/ Kara Boone King
Name:	Kara Boone King
Title:	Authorized Signatory

By:	/s/ Jasandra Nyker
Name:	Jasandra Nyker
Title:	Authorized Signatory

PCG CLEAN ENERGY & TECHNOLOGY FUND (EAST) LLC

By:	/s/ Kara Boone King
Name:	Kara Boone King
Title:	Authorized Signatory

By:	/s/ Jasandra Nyker
Name:	Jasandra Nyker
Title:	Authorized Signatory

Address:	1200 Prospect Street, Suite 200
La Jolla, CA 92037

ENPHASE ENERGY, INC.

AMENDMENT TO VOTING AGREEMENT

Schedule A

Investors

Bay Partners XI, L.P.

Bay Partners XI Parallel Fund, L.P.

Madrone Partners, L.P.

RockPort Capital Partners II, LP

Third Point Partners Qualified L.P.

Third Point Partners L.P.

Third Point Offshore Master Fund L.P.

Third Point Ultra Master Fund L.P.

TGI Holdings, LLC

James A. Stern Trust F/B/O Peter Stern

James A. Stern Trust F/B/O David Stern

Thomas G. Mendell

Emil Meshberg

Applied Ventures, LLC

ATEL Ventures, Inc. as Trustee

Raghuveer Belur

Tom Birdsall and Rebecca Green

Martin Fornage

G&W Ventures

Donald and Maureen Green Living Trust

Michael Hatfield

J. Rick Johnston

Ted Lord

Steve Milborrow

William Orenstein

Ellen Schwab

Redstone Investments LLC

J. Steve Sheppard

F&W Investments LLC — Series 2006

Daniel Loeb

Timothy Lash

Robert Schwartz

Brian Hamel

Ray Moser

David Fisher

Restatement of James H. Carstensen 1995 Revocable Trust dated, March 13, 2000

Ed Falsetti

Paul Nahi

John F. Nichols Revocable Trust, under Agreement dated June 12, 1998

Andrew Nichols

PCG Clean Energy & Technology Fund LLC

PCG Clean Energy & Technology Fund (East) LLC

Paul Elliot & Mary E. Elliot

Flextronics International USA, Inc., a California corporation

Schedule B

Stockholders

Raghuveer Belur

Martin Fornage

Paul Nahi

Paul B. Nahi and Sheila B. Nahi, as Trustees of the Kayla Nahi

Trust u/a/d December 21, 2009

Paul B. Nahi and Sheila B. Nahi, as Trustees of the Skylar Lisle

Nahi Trust u/a/d December 21, 2009